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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-12

Feldman Mall Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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FELDMAN MALL PROPERTIES, INC.
1010 Northern Blvd, Suite 314
Great Neck, New York 11021
April 13, 2005

Dear Stockholder:

We cordially invite you to attend our 2005 Annual Meeting of Stockholders. We will hold the meeting at 1010 Northern Blvd, Suite 314, Great Neck, New York 11021 on May 26, 2005 at 11:00 a.m. local time.

At the annual meeting, we will ask our stockholders to:

1.      Elect five directors to our Board of Directors to serve until the 2006 annual meeting of stockholders and until their successors are duly elected and qualified;

2.      Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

3.       Consider and act upon any other matters that may properly be brought before the annual meeting and at any adjournments or postponements thereof.

The attached proxy statement contains details of the proposals to be voted on at the annual meeting and other important matters. We encourage you to read the proxy statement carefully.

YOUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE ELECTION OF THE FIVE NOMINEES AS DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS ARE IN THE BEST INTERESTS OF THE CORPORATION AND THE BEST INTERESTS OF OUR STOCKHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THESE PROPOSALS.

We cordially invite all stockholders to attend the annual meeting in person. Any stockholder attending the annual meeting may vote in person even if he or she previously returned a proxy.

Sincerely,

Lawrence Feldman
Chairman of the Board and
Chief Executive Officer

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FELDMAN MALL PROPERTIES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2005

NOTICE IS HEREBY GIVEN that the 2005 annual meeting of stockholders (the “Annual Meeting”) of Feldman Mall Properties, Inc., a Maryland corporation (the “Company”), will be held at 1010 Northern Blvd, Suite 314, Great Neck, New York 11021 on May 26, 2005 at 11:00 a.m. local time, for the following purposes as further described in the accompanying proxy statement:

1.      To elect to the Board of Directors five members to hold office until the 2006 annual meeting of stockholders and until their successors are duly elected and qualified. The nominees to the Board are the following: Lawrence Feldman, Bruce E. Moore, Lawrence S. Kaplan, Paul H. McDowell, and James C. Bourg.

2.      To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

3.      To transact such other business as may properly come before the annual meeting or any postponement or adjournment of the meeting.

The Board has fixed April 13, 2005 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment of the meeting. Holders of record of our common stock at the close of business on that day will be entitled to vote at the Annual Meeting.

By Order of the Board of Directors

Jeffrey Erhart
Secretary
Great Neck, New York
April 13, 2005

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

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FELDMAN MALL PROPERTIES, INC.
1010 Northern Blvd, Suite 314
Great Neck, New York 11021

PROXY STATEMENT
2005 Annual Meeting of Stockholders
To Be Held May 26, 2005

We are sending this proxy statement to holders of our common stock as of April 13, 2005 in connection with the solicitation by our Board of Directors of proxies to be voted at our 2005 Annual Meeting of Stockholders or at any postponement or adjournment of the meeting.

This proxy statement is accompanied by a copy of our Annual Report to Stockholders for the year ended December 31, 2004.

About the Meeting

Who is entitled to vote at the meeting?

Only holders of record of our common stock at the close of business on April 13, 2005 are entitled to receive notice of and to vote at the Annual Meeting or at any postponement or adjournment of the meeting. On the record date, there were 12,555,226 issued and outstanding shares of common stock.

What constitutes a quorum?

The presence, either in person or by proxy, of the holders of a majority of the voting power of the outstanding common stock on the record date is necessary to constitute a quorum at the Annual Meeting.

What are the voting rights of stockholders and what vote is needed to approve each proposal?

Each stockholder is entitled to one vote for each share of regular common stock registered in the stockholder’s name on the record date. A plurality vote of the voting power of the outstanding common stock is required for the election of directors. An affirmative vote of a majority of the votes cast at the meeting by holders of our common stock is required for the approval and ratification of each other matter.

How is my vote counted?

If you properly execute a proxy in the accompanying form, and if we receive it prior to voting at the Annual Meeting, the shares that the proxy represents will be voted in the manner specified on the proxy. If no specification is made, the common stock or preferred stock will be voted FOR the proposals and as recommended by the Board with regard to all other matters in its discretion.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Can I change my vote after I submit my proxy card?

If you cast a vote by proxy, you may revoke it at any time before it is voted by giving written notice to our Secretary expressly revoking the proxy, by signing and forwarding to us a proxy dated later, or by attending the Annual Meeting and personally voting the common stock or preferred stock owned of record by you.

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Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies from our stockholders. In addition to solicitation by mail, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile, personal interview or otherwise without being paid additional compensation. We will also reimburse brokerage firms and other persons representing the beneficial owners of our shares for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners in accordance with the proxy solicitation rules and regulations of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). The Altman Group, Inc. has been engaged to solicit proxies on our behalf for a fee of $4,000 plus expenses.

PROPOSAL 1:
ELECTION OF DIRECTORS

In accordance with the provisions of our charter, each member of our Board is elected annually.

All of the nominees for director are presently directors. If a nominee becomes unavailable to serve as a director for any reason, the shares represented by any proxy will be voted for the person, if any, who may be designated by the Board to replace that nominee. At this time, the Board has no reason to believe that any nominee will be unavailable to serve as a director if elected.

All of the nominees for director, other than Mr. Feldman and Mr. Bourg, are independent within the standards prescribed by the NYSE.

The following table sets forth the name, age and the position(s) with us (if any) currently held by each person nominated as a director:

Name	Age	Title

Lawrence Feldman	51	Chairman and Chief Executive Officer
James C. Bourg	49	Executive Vice President and Director
Lawrence S. Kaplan (1)	62	Director
Bruce E. Moore (2)	62	Director
Paul H. McDowell (3)	44	Director

(1)	Chairman of Audit Committee and Member of Compensation Committee and Nominating and Corporate Governance Committee.
(2)	Chairman of Compensation Committee and Member of Audit Committee and Nominating and Corporate Governance Committee.
(3)	Chairman of Nominating and Corporate Governance Committee and Member of Compensation Committee and Audit Committee.

Lawrence Feldman. Mr. Feldman is our Chairman and Chief Executive Officer and has served as a director of the Company since our incorporation in 2004. From 1999 to 2004 he served as Chairman and Chief Executive Officer of Feldman Equities and, since April 2002, Feldman Equities of Arizona. From 1997 until 1998, he served as Chairman of the Board, Chief Executive Officer and President of Tower Realty Trust. From 1990 until 1997, Mr. Feldman served as President and Chief Executive Officer of Feldman Equities, where he was employed since 1980. Mr. Feldman is also the founder and former Chairman of the Midtown West Association of New York City and a member of the International Council of Shopping Centers and National Association of Real Estate Investment Trusts. Mr. Feldman is also currently the Chairman of the Buildings & Grounds Committee and a member of the Board of Trustees of East Woods School in Oyster Bay Cove, New York. Mr. Feldman graduated from Windham College in 1976 with a Bachelors of Science degree in Economics.

James Bourg has served as a director of the Company since our incorporation in 2004. Mr. Bourg is an Executive Vice President of the company and serves as our Chief Operating Officer. From 1999 to 2004, he served in various partnership capacities with Feldman Equities and, since April 2002, Feldman Equities of

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Arizona. From 1997 until 1999, he served as Vice President of Development and Acquisitions—Southwest Region of Tower Realty Trust. Prior to joining Tower Realty Trust, he served as the Vice President of Development & Acquisitions—Southwest Region of Tower Equities. Prior to that, Mr. Bourg was a Real Estate Investment Sales Specialist at Grubb & Ellis with emphasis on financial and real estate evaluation for institutional sellers and he has over 16 years of real estate experience. Mr. Bourg graduated from California State Polytechnic University in 1978 with a Bachelor of Science degree in accounting. Mr. Bourg was a Certified Public Accountant in the State of Arizona from 1980 to 1985.

Paul H. McDowell has served as a director of the Company since our initial public offering in December 2004. Mr. McDowell is a founder of Capital Lease Funding, Inc., or CapLease, a NYSE listed REIT, where he has been continuously employed since 1994, including as Chief Executive Officer since March 2001, and as Senior Vice President, General Counsel and Secretary from 1994 until February 2001. He has served on the board of directors of CapLease since November 2001, where he is also a member of the investment committee and the investment oversight committee. From 1991 until 1994, Mr. McDowell was Corporate Counsel for Sumitomo Corporation of America, the principal U.S. subsidiary of one of the world’s largest integrated trading companies. As Corporate Counsel, Mr. McDowell advised on a wide range of domestic and international corporate legal matters, including acquisitions, complex financing transactions, power plant development, shipping, litigation management and real estate. From 1987 to 1990, Mr. McDowell was an associate in the corporate department at the Boston law firm of Nutter, McClennen & Fish. Mr. McDowell received a JD with honors from Boston University School of Law in 1987 and received a Bachelor of Arts from Tulane University in 1982.

Bruce E. Moore has served as a director of the Company since our initial public offering in December 2004. Mr. Moore has been a Director of American Land Lease, a NYSE listed publicly traded REIT, since July 2001, and is a member of the Compensation Committee and the Nominating Committee. From 1998 to 2001, Mr. Moore served as President and Chief Operating Officer of American Land Lease. Mr. Moore is the founder and is the Chief Executive Officer of Brandywine Financial Services Corporation and its affiliates, or Brandywine, a private real estate firm specializing in various aspects of the real estate industry, including asset management, consulting, development, property management, brokerage and capital formation. Mr. Moore and his affiliates own and/or manages six million square feet of grocery anchored and neighborhood shopping centers which are primarily located in the Southeastern United States. He is a certified public accountant, holds a Masters in Accounting and a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania. Mr. Moore is a director and past president of the Media Youth Center, and a past advisory-board member for the Department of Recreation and Intercollegiate Athletics for the University of Pennsylvania. In addition, Mr. Moore is a member of the National Association of Real Estate Investment Trusts and the International Council of Shopping Centers.

Lawrence S. Kaplan has served as a director of the Company since our initial public offering in December 2004. Mr. Kaplan is a Certified Public Accountant and retired as a partner from Ernst & Young LLP in September of 2000 where he was the national director of that firm’s REIT Advisory Services group. Mr. Kaplan joined Ernst & Young LLP as a partner in 1995 and was actively involved in the formation of numerous publicly traded real estate investment trusts while there. After his retirement, Mr. Kaplan was retained by Ernst & Young LLP as a consultant during 2000 and 2001. Mr. Kaplan has served on the board of governors of the National Association of Real Estate Investment Trusts and has been actively involved in REIT legislative and regulatory matters for over 20 years. Mr. Kaplan is a member of the board of directors of Highwoods Properties, Inc., a publicly traded REIT, where he serves as chairman of the Audit Committee. Mr. Kaplan is also a member of the board of directors of Maguire Properties, Inc., a publicly traded REIT, where he also serves as chairman of the Audit Committee. In addition, he is a member of the board of directors of Endeavour Real Estate Securities Limited, a privately-held REIT. Mr. Kaplan holds a Bachelor of Science degree from the University of Chicago and an MBA from Columbia University.

Recommendation Regarding the Election of Directors

The Board recommends that you vote FOR the five named nominees to be elected as our directors.

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PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005, subject to ratification by our stockholders. We expect a representative of KPMG LLP to attend the Annual Meeting to make a statement, if he or she desires, and to respond to appropriate questions.

Stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain KPMG in the future. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the ratification of the selection of KPMG LLP as our independent registered public accounting firm.

Recommendation Regarding Ratification of the Appointment of KPMG LLP

The Board recommends that you vote FOR ratification of this appointment.

OTHER INFORMATION

Information Regarding the Board of Directors and Its Committees

How often did the Board meet during 2004?

The Board conducts its business through meetings and actions taken by written consent in lieu of meetings. During the fiscal year ended December 31, 2004, the Board held one meeting attended by all directors and acted seven times by written consent in lieu of a meeting. Additional meetings were not held because our initial public offering through the NYSE did not occur until December 2004.

What Committees has the Board Established?

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

The Audit Committee

The Audit Committee is responsible for, among other things, retaining or dismissing our independent auditors, reviewing with the auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with management and our independent auditors.

From the date of our initial public offering in December 2004 through the current date, the Audit Committee has been composed of Lawrence S. Kaplan (Chairman), Bruce E. Moore and Paul H. McDowell. Each of the members of the Audit Committee is independent as defined by the Audit Committee’s charter and the NYSE listing standards. Mr. Kaplan qualifies as an “audit committee financial expert” as defined by the SEC. Other members of the Board may also qualify as financial experts. The Audit Committee operates under a written charter that was adopted in 2004. A copy of the charter may be found on our website at www.feldmanmall.com. The Audit Committee did not meet during 2004.

The Compensation Committee

From the date of our initial public offering in December 2004 through the current date, the Compensation Committee has been composed of Lawrence S. Kaplan, Bruce E. Moore (Chairman) and Paul

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H. McDowell. Each of the current and former members of the Compensation Committee is independent as defined by the Compensation Committee’s charter and the NYSE listing standards. The functions of the Compensation Committee are described under the Report of Compensation Committee contained elsewhere in this proxy statement. The Compensation Committee operates under a written charter that was adopted by the Board in 2004. A copy of the charter may be found on our website at www.feldmanmall.com. The Compensation Committee did not meet during 2004.

The Nominating and Governance Committee

The Nominating and Corporate Governance Committee is responsible for, among other things, considering and recommending actions relating to corporate governance matters. In addition, the Committee considers and recommends to the Board individuals to serve as our directors and executive officers. In making such recommendations, the Nominating and Governance Committee consider such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations comparable to the Company, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees. The Committee may solicit and consider suggestions of the directors or management regarding possible nominees, may consider nominees suggested by stockholders and generally shall guide the process of recruiting new directors. The Nominating and Governance Committee may employ professional search firms or consultants (for which it may pay a fee) to assist it in identifying potential members of the Board with the desired skills and disciplines. Nominations made by stockholders should be made in accordance with the procedures set forth in this proxy statement under “Corporate Governance Initiatives—Stockholder Nominations for Directors.” Candidates proposed by stockholders will be considered using the same criteria and in the same manner as all other candidates are considered.

From the date of our initial public offering in December 2004 through the current date, the Nominating and Corporate Governance Committee has been composed of Lawrence S. Kaplan, Bruce E. Moore and Paul H. McDowell (Chairman). Each of the current and former members of the Nominating and Governance Committee is independent, as independence is defined by the NYSE listing standards. The Nominating and Governance Committee operates under a written charter that was adopted by the Board in 2004. A copy of the charter may be found on our website at www.feldmanmall.com. The Nominating and Corporate Governance Committee did not meet during 2004.

Are there any special arrangements under which members of our Board serve as Directors?

No arrangement or understanding exists between any director and any other person or persons pursuant to which any director was or is to be selected as a director or nominee.

Executive Officers and Other Officers

Who Are Our Key Officers?

Information for Lawrence Feldman and James E. Bourg is contained above under the heading “Proposal 1: Election of Directors.” Information with regard to some of our other key officers is set forth below. All of our officers serve at the pleasure of the Board and are customarily appointed as officers at the annual organizational meeting of the Board held following each annual meeting of stockholders.

Thomas Wirth has served as an Executive Vice President and our Chief Financial Officer since December, 2004. Mr. Wirth is responsible for managing all of our capital-raising initiatives, financial reporting and investor relations activities, as well as overseeing all other finance, treasury and accounting functions. Mr. Wirth served as a Vice President and Principal Accounting Officer of SL Green Realty Corp. from February 2004 to August 2004, Chief Financial Officer of SL Green Realty Corp. from June 1999 to February 2004, and Vice President of Finance of SL Green Realty Corp. from 1997 to 1999. Prior to joining SL Green Realty Corp., Mr. Wirth was Vice President of Financial Reporting and Analysis for Greenwich, Connecticut-based United Waste System, Inc., a waste management company acquired in 1997 by USA Waste Systems, Inc. Mr. Wirth also spent ten years with Ernst & Young LLP in various positions, including

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Senior Manager. Mr. Wirth received his B.A. degree in business management and accounting from Gettysburg College in 1985.

Scott Jensen has served as our Executive Vice President of Leasing since December, 2004. From 1999 to 2004 Mr. Jensen served in various partnership capacities with Feldman Equities and, since April 2002, Feldman Equities of Arizona. From 1997 until 1999, he served as Managing Director - Southwest Region of Tower Realty Trust. From 1995 to 1997, Mr. Jensen served as Regional Vice President of Leasing at Tower Equities. From 1983 to November 1995, Mr. Jensen was an office leasing and sales specialist at Grubb & Ellis, where he received several productivity-based awards. Mr. Jensen graduated from the University of Arizona in 1980 with a Bachelor of Science degree in Finance and Real Estate.

Jeffrey Erhart has served as our Executive Vice President and General Counsel since January 2005. From 1991 to 2004, he was a partner in the law firm of Van Wagner, Erhart & Hubbard, LLP where his practice focused on the sale, purchase, leasing, development and financing of office buildings, shopping centers, malls and other real property. Prior to 1991, Mr. Erhart served as in-house counsel to a savings and loan association and was a partner in a law firm. Mr. Erhart received a Bachelor of Arts in mathematics with high distinction in 1977 from the University of Arizona and a JD magna cum laude in 1981 from Arizona State University College of Law, where he was named outstanding graduate of his graduating class.

REPORT OF THE AUDIT COMMITTEE

In connection with our financial statements for the fiscal year ended December 31, 2004, the Audit Committee has reviewed and discussed our audited financial statements with management and our independent registered public accounting firm. We have discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. We have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent public accountants their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC.

Submitted by the Audit Committee:

Lawrence S. Kaplan (Chairman)
Bruce E. Moore
Paul H. McDowell

The above report will not be deemed to be incorporated by reference into any filing by us under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the same by reference.

CORPORATE GOVERNANCE MATTERS

This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the NYSE’s final corporate governance rules that were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. You are encouraged to visit the corporate governance section of our corporate website at www.feldmanmall.com to view or to obtain copies of our committee charters, code of business conduct and ethics and corporate governance guidelines. Additional information relating to the corporate governance of our company is also included in other sections of this Proxy Statement.

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Corporate Governance Guidelines

Our Board has approved a set of guidelines that provide the framework for the governance of the Company. The Board recognizes that there is on-going and energetic debate about corporate governance standards and that best practices and legal requirements will evolve over time. The Board will review these guidelines and other aspects of governance periodically, as necessary. Our corporate governance guidelines may be found on our website at www.feldmanmall.com.

Director Independence

The Corporate Governance Guidelines provide that a majority of the directors serving on the Board must be independent as required by NYSE listing standards. Based upon its review of all relevant facts and circumstances, the Board has affirmatively determined that three of the Company’s five current directors, Lawrence S. Kaplan, Bruce E. Moore, Paul H. McDowell qualify as independent directors under NYSE listing standards.

Committee Charters

Our Audit, Compensation and Nominating and Corporate Governance Committee charters meet the enhanced standards that have been established by the NYSE. Copies of these charters are available on our website at www.feldmanmall.com.

Code of Business Conduct and Ethics

The Code of Business Conduct and Ethics documents the principles of conduct and ethics to be followed by our directors, officers and employees. The purpose of the Code is to promote honest and ethical conduct, compliance with applicable governmental rules and regulations, full, fair, accurate, timely and understandable disclosure in periodic reports, prompt internal reporting of violations of the Code, and a culture of honesty and accountability. A copy of the Code has been provided to and signed by each of our directors, officers and employees. Among its many features, the Code describes how employees can report any matter that may be of concern to them to a member of our Compliance Committee on an anonymous basis. We have also established an independent hotline service that may be used by employees who wish to report any concerns or suspected violations of our standards of conduct, policies or laws and regulations. A copy of our Code of Conduct may be found on our website at www.feldmanmall.com, and has been included as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2004.

Audit Committee Financial Expert

The Board has determined that Lawrence Kaplan, the chairman of our Audit Committee, meets the criteria of an audit committee financial expert, as adopted by the SEC. Mr. Kaplan has agreed to serve as the Company’s Audit Committee financial expert.

Disclosure Committee

We maintain a Disclosure Committee consisting of members of our executive management staff. The Disclosure Committee meets at least quarterly. The purpose of the Committee is to bring together employees involved in the preparation of our financial statements so that the group can discuss any issues or matters of which the members are aware that should be considered for disclosure in our public SEC filings. The Disclosure Committee reports to our Chief Executive Officer and, as appropriate, to our Audit Committee. The Disclosure Committee has adopted a written charter to memorialize the Committee’s purpose and procedures. A copy of the charter may be found on our website at www.feldmanmall.com.

Communications with Stockholders

The Company provides the opportunity for stockholders to communicate with the members of the Board. The means for communicating with members of our Board may be found on our website at www.feldmanmall.com.

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Whistleblowing and Whistleblower Protection Policy

Our Audit Committee has established procedures for (1) the anonymous and confidential submission by employees of complaints or concerns regarding questionable accounting and auditing matters and (2) the receipt, retention and treatment of employee complaints or concerns regarding such matters. An employee may make a report by (i) calling our Compliance Hotline at 866-294-5491, (ii) emailing our Compliance Email Box at https://secure.ethicspoint.com/domain/en/report_custom.asp ?clientid=8076, or (iii) delivering the report via regular mail, which may be mailed anonymously, to c/o Audit Committee, Feldman Mall Properties, Inc., 3225 North Central Ave, Suite 1205, Phoenix, Arizona 85012. Any such communications may be made anonymously.

Identification of Director Candidates

The Corporate Governance Guidelines and the written charter of the Nominating and Corporate Governance Committee give such committee responsibility for assisting the Board in identifying and reviewing director candidates to determine whether they qualify for membership on the Board and for recommending to the Board the director nominees to be considered for election at the Company’s annual meetings of stockholders.

The Nominating and Corporate Governance Committee seeks candidates from diverse business, professional and educational backgrounds with the highest personal and professional ethics, integrity and values and outstanding achievements, judgment and other skills and experience that will be committed to representing the long-term interests of the Company and its stockholders. The Nominating and Corporate Governance Committee reviews candidates with the objective of assembling a slate of directors that can best fulfill the Company’s goals and promote the interests of stockholders.

Members of the Board will be asked to submit recommendations to the Chairman of the Nominating and Corporate Governance Committee when it is determined that there is an opening or an anticipated opening on the Board. The Nominating and Corporate Governance Committee may also procure the services of outside sources or third parties to assist in the identification of director candidates. If the Nominating and Corporate Governance Committee were to use the services of a third party, it would expect to pay a fee for such services.

The Nominating and Corporate Governance Committee will also consider director candidates recommended by the Company’s stockholders. The Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of the Board. Any recommendation by stockholders should follow the procedures outlined under “Other Matters—When Are Stockholder Proposals Due for the 2006 Annual Meeting” in this Proxy Statement and should also provide the reasons supporting a candidate’s recommendation, the candidate’s qualifications, the candidate’s consent to being considered as a director nominee, and the candidate’s contact information so that his or her interest can be verified and, if necessary, to gather further information. In addition, any stockholder recommending a director candidate should also submit information demonstrating the number of shares of common stock that he or she owns.

EXECUTIVE COMPENSATION

Report of the Compensation Committee

The Board has delegated to the Compensation Committee responsibility for overseeing the Company’s executive compensation programs. The Compensation Committee is composed exclusively of independent directors. The Compensation Committee is comprised of Paul H. McDowell, Lawrence S. Kaplan, and Bruce E. Moore.

The principal responsibilities of the Committee are:

•	To recommend to the Board the base salary, cash incentive bonus, equity-based incentive awards and other compensation for the Chief Executive Officer of the Company.

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•	Administer the Company’s 2004 equity incentive plan and 2004 incentive bonus plan.

•	Set policies and review management decisions regarding compensation of the Company’s senior executives other than the Chief Executive Officer.

•	Produce the report regarding executive compensation required to be included in the Company’s proxy statement for its annual meeting.

What procedures does the Committee follow?

The Compensation Committee intends to meet at the beginning of each year commencing with 2006 to consider compensation for the Chief Executive Officer and the other executives whose compensation is subject to Committee approval, and to consider senior management’s recommendations for base salary adjustments for the coming year and incentive bonuses and equity awards in respect of the preceding year for officers and other eligible employees. The Committee also intends to meet periodically during the year to evaluate the performance of management relative to objectives and to perform our other functions.

What is our general compensation philosophy?

The Company’s investment strategy is to acquire, renovate and reposition regional malls to maximize value. In the Committee’s view, the Company’s success depends on the talent, skills and commitment of the Company’s employees, and in particular its senior executives, in providing the services necessary to implement this strategy. The Company’s compensation practices and programs are intended to achieve the following objectives:

•	To attract, retain, motivate and reward key employees to drive achievement of the Company’s current and long-term strategic, business and financial goals in the creation of stockholder value;

•
To provide an appropriate mix of current compensation and long-term rewards, which is properly balanced between salary and performance-based pay and includes cash, equity compensation and other benefits;

•	To align stockholder interests and employee rewards; and

•	To establish appropriate incentives for management and employees that are consistent with the Company’s culture and values.

In accordance with these objectives, a significant part of executive compensation is subject to the overall performance of the Company and the total return generated for the Company’s stockholders. We believe that this approach best enables us to achieve our objectives and satisfy the interests of our stockholders.

One primary performance measure that we intend to use is the total rate of return to our stockholders, which we define as dividends paid (assuming reinvestment) plus appreciation in the price of our common stock.

Because the Company has only recently been organized and conducted significant business activity, meaningful individual compensation information is not yet available for prior periods.

How do we compensate our Chief Executive Officer?

Employment agreement.

The compensation of Lawrence Feldman, our Chief Executive Officer, from the time of our initial public offering in December 2004 through the end of 2004 was determined pursuant to an employment agreement entered into in December 13, 2004, a copy of which has been publicly filed with the SEC. The employment agreement has an initial term of four years but is subject to automatic renewal for successive one year terms unless either party gives six months in advance of the expiration of the term of such party’s intention not to renew.

Under the 2004 employment agreement, Mr. Feldman received an annual base salary of $250,000, prorated for the partial year remaining in 2004. Mr. Feldman was not entitled to any bonus for 2004.

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Mr. Feldman will be entitled to a bonus in future years in an amount equal to not less than 10% and not more than 300% of Mr. Feldman’s base salary, depending on the Company achieving certain performance targets set by the Compensation Committee. Mr. Feldman is also entitled to receive a $6,000 annual car allowance. The Company pays the full premiums for Mr. Feldman and his family on all insurance provided to Company employees.

How do we compensate our executives, other than the Chief Executive Officer?

Salaries.     Our policy is to set salaries at levels we believe will attract, retain and motivate highly-competent individuals. In establishing base salary levels for the Company’s key executives, we consider the executive’s position and responsibility, experience, length of service with the Company, and overall performance, as well as the compensation practices of other companies in the markets where the Company competes for executive talent.

Bonuses.     We also intend to award bonuses in the future to executive officers and other employees based upon: (1) overall Company performance; (2) departmental performance; (3) individual performance; and (4) other factors we determine to be appropriate. Bonuses will likely consist of a cash component and an equity component. The equity component will likely consist of restricted stock. Restricted stock awards typically vest in equal installments over a period of years.

Restricted Stock Awards and Options.     During 2004, the Company did not grant any restricted stock awards or options. Thomas Wirth, our Chief Financial Officer, was entitled under his employment agreement to receive restricted stock (or other equity-based compensation of equivalent value) having a value of $1,000,000 as of the effective date of the Company’s initial public offering in December 2004; that stock was issued in March, 2005. Typically, dividends are paid on the restricted stock once they have vested, as and when dividends are paid on shares of the Company’s common stock. As of December 31, 2004, there were approximately 419,000 shares available for new awards under the 2004 equity incentive plan, but (a) 3,000 shares of such amount were supposed to be issued to the three independent directors and were issued to the directors in March, 2005 and (b) 76,923 shares of such amount were supposed to be issued to Thomas Wirth, our Chief Financial Officer, and were issued to him in March, 2005; an additional approximate 72,000 shares became available for new awards under the 2004 equity incentive plan following the Company’s issuance of 1,600,000 over-allotment shares on January 11, 2005.

Other Benefits.     Employee compensation also includes various benefits, such as health insurance plans and profit sharing and retirement plans in which substantially all of the Company’s employees are entitled to participate. At the present time, we provide health, life and disability insurance plans and a 401(k) plan, standard paid time off benefits and other standard employee benefits.

How do we compensate non-employee directors?

The Company pays non-employee directors an annual retainer of $50,000, paid in quarterly installments of $12,500; the Company paid a prorated portion of this retainer to the directors for service from the Company’s initial public offering in December 2004 through the end of 2004. The chairman of the Audit Committee receives an additional $30,000 per annum, paid in quarterly installments of $7,500 and the chairmen of the Compensation Committee and the Nominating and Corporate Governance Committee each receive an additional $2,500 per annum; the Company paid a prorated portion of these payments to the chairmen for service from the Company’s initial public offering in December 2004 through the end of 2004. In addition, non-employee directors were entitled to receive 1,000 shares of stock upon completion of the Company’s initial public offering and an additional 1,000 shares upon each annual meeting of stockholders. Each stock grant to non-employee directors is non-contingent and vests immediately upon issuance.

Submitted by the Compensation Committee:

Bruce E. Moore (Chairman)
Paul H. McDowell
Lawrence S. Kaplan

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The above report will not be deemed to be incorporated by reference into any filing by us under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the same by reference.

Executive Compensation Summary Table

The following table sets forth the compensation awarded, earned by, or paid to Lawrence Feldman, our Chief Executive Officer, and our four other most highly-compensated officers during the fiscal year ended December 31, 2004.

	Annual Compensation					Long Term Compensation
Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)	Other(3)		Restricted Stock Awards($)		All Other Compensation ($)

Lawrence Feldman	2004	250,000	0	9,601		0
Chairman and Chief Executive Officer

James C. Bourg	2004	225,000	0	8,691		0		0
Director, Executive Vice President and Chief Operating Officer

Thomas Wirth	2004	225,000	0	6,000	(4)	$1,000,000	(5)	0
Executive Vice President and Chief Financial Officer

Scott Jensen	2004	225,000	0	8,691		0		0
Executive Vice President for Leasing

Robert Rusing	2004	180,000	0	4,200	(6)	0	(7)	0
Director of Leasing

(1)
Jeffrey Erhart, our Executive Vice President and General Counsel, is not listed despite having an annual salary of $225,000 because Mr. Erhart’s employment with the Company did not commence until January, 2005.

(2)
The salary figures reflect annual compensation amounts; actual salary payments during the time period between the Company’s initial public offering and the end of 2004 were prorated on the basis of the number of days in such time period.

(3)
Additional annual compensation reflects an annual car allowance of $6,000 ($500 per month) and annual amounts for health insurance costs in excess of amounts paid for non-executive officers. The Company currently pays 75% of health insurance premiums for all full time employees and their families and 100% of health insurance premiums for executive officers and their families; insurance costs for executive officers are included in the above table only for the 25% of premium not paid by the Company for all full time employees. Actual car allowance and health insurance payments during the time period between the Company’s initial public offering and the end of 2004 were prorated on the basis of the number of days in such time period. Total annual insurance costs for executive officers for whom the Company pays 100% of health insurance costs are $14,404 for Lawrence Feldman and $10,766 for each of James Bourg and Scott Jensen.

(4)	Mr. Wirth was not included in the Company’s health insurance program during 2004 and his other compensation is therefore limited to his car allowance.
(5)
This award was required to be made as of the Company’s initial public offering but was not actually issued until March 2005 and will vest over a five year period commencing with the Company’s initial public offering in December 2004.

(6)	Mr. Rusing received only those health insurance benefits provided to all employees of the Company and his car allowance was limited to $350 per month ($4,200 annually).
(7)	Mr. Rusing received a restricted stock award of 19,231 shares in March 2005. That award will vest over a five year period.

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Aggregate Option Exercises in 2004

No options were exercised by any Company employees, officers or directors during 2004.

Stock Grants and Stock Options in 2004

No stock grants or stock options were granted in 2004. The Company was obligated to issue restricted stock to non-employee directors (see above discussion of non-employee director compensation) and to Thomas Wirth ($1,000,000 worth of restricted stock) in 2004, but such stock was not issued until March 2005.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Bruce E. Moore (Chairman), Lawrence S. Kaplan, and Paul H. McDowell. No member of the Compensation Committee is or was formerly an officer or an employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board, nor has such interlocking relationship existed in the past.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10.00% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. Directors, officers and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to our directors, officers and greater than 10% beneficial owners were met.

Directors’ Compensation

Mr. Feldman and Mr. Bourg do not receive any compensation from us for their services as directors. The Company pays non-employee directors an annual retainer of $50,000, paid in quarterly installments of $12,500; the Company paid a prorated portion of this retainer to the directors for service from the Company’s initial public offering in December 2004 through the end of 2004. The chairman of the Audit Committee receives an additional $30,000 per annum, paid in quarterly installments of $7,500 and the chairmen of the Compensation Committee and the Nominating and Corporate Governance Committee each receive an additional $2,500 per annum; the Company paid a prorated portion of these payments to the chairmen for service from the Company’s initial public offering in December 2004 through the end of 2004. In addition, non-employee directors were entitled to receive 1,000 shares of stock upon completion of the Company’s initial public offering and an additional 1,000 shares upon each annual meeting of stockholders. Each stock grant to non- employee directors is non-contingent and vests immediately upon issuance.

The Company and each of our directors and executive officers have entered into indemnification agreements. The indemnification agreements provide that we will indemnify the directors and the executive officers to the fullest extent permitted by our Amended and Restated Charter and Maryland law against certain liabilities (including settlements) and expenses actually and reasonably incurred by them in connection with any threatened or pending legal action, proceeding or investigation to which any of them is, or is threatened to be, made a party by reason of their status as our director, officer or agent, or by reason of their serving as a director, officer or agent of another company at our request. We will not indemnify the directors and executive officers if it is established that: (1) the act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit, or (3) in the case of a criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. In addition, we will not indemnify the directors and executive officers for a proceeding brought by a director or officer against us,

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except to enforce indemnification. If an amendment to the Amended and Restated Charter or Maryland law with respect to removal of limitations on indemnification is approved, the indemnification agreements will be amended accordingly. We are not required to indemnify any director or executive officer for liabilities: (1) for which he or she has already been unconditionally reimbursed from other sources, or (2) resulting from an accounting of profits under Section 16(b) of the Securities Exchange Act of 1934, as amended. In addition, we have obtained director and officer insurance for our directors and executive officers.

Employment Agreements

As discussed in the Report of our Compensation Committee, the Company has a written employment agreement with Lawrence Feldman, our Chairman of the Board and Chief Executive Officer. If Mr. Feldman’s employment is terminated (i) by Mr. Feldman for a good reason, generally defined as material reduction of authority, duties or responsibility, reduction in annual salary below $250,000, relocation of his office more than 25 miles from Long Island, New York, failure of the Company to provide an office, equipment and secretarial assistance, failure of the Company to pay any amounts owing under the employment agreement, or the Company’s breach of the employment agreement, or (ii) by the Company other than as a result of Mr. Feldman’s death, disability, conviction (or pleading nolo contendere to) a felony, or engagement in the performance of his duties in willful misconduct, willful or gross neglect, fraud, misappropriation or embezzlement, Mr. Feldman also will be entitled to (a) a lump sum cash payment of equal to 2.99 multiplied by the sum of Mr. Feldman’s then current annual base salary and Mr. Feldman’s maximum potential bonus for the year in which termination occurs (e.g. three times Mr. Feldman’s then current annual base salary), (b) full vesting of all outstanding equity-based awards held by Mr. Feldman, (c) three years of continuing coverage under group health plans, and (d) any additional tax gross-up payment necessary for Mr. Feldman to pay any excise tax imposed on “excess parachute payments” under Section 4999 of the Internal Revenue Code. Mr. Feldman’s employment also agreement provides that, during the term of his employment and for 12 months thereafter, he will not engage in the business that competes with us or provide any services to any other company that does so, he will not solicit or hire any of our employees, and he will not interfere with the Company’s relationship with any customer or client of the Company.

In December 2004, we entered into three-year employment agreements with James E. Bourg, an Executive Vice President and our Chief Operating Officer, Scott Jensen, our Executive Vice President of Leasing, Thomas Wirth, an Executive Vice President and our Chief Financial Officer, and Jeffrey Erhart, an Executive Vice President and our General Counsel. In addition to the compensation provisions described in the table above labeled “Summary of Executive Compensation,” these agreements provide that if the executive’s employment is terminated (i) by the executive for a good reason, generally defined as material reduction of authority, duties or responsibility, reduction in annual salary below $225,000, relocation of his office, failure of the Company to provide an office, equipment and secretarial assistance, failure of the Company to pay any amounts owing under the employment agreement, or the Company’s breach of the employment agreement, or (ii) by the Company other than as a result of the executive’s death, disability, conviction (or pleading nolo contendere to) a felony, or engagement in the performance of his duties in willful misconduct, willful or gross neglect, fraud, misappropriation or embezzlement, the executive also will be entitled to (a) a lump sum cash payment of equal to 2.99 multiplied by the sum of the executive’s then current annual base salary and the executive’s bonus for the year in which termination occurs (but assuming a minimum $150,000 bonus), (b) full vesting of all outstanding equity-based awards held by the executive and, for those executives holding limited partnership units in Feldman Equities Operating Partnership, LP (the operating partnership through which the Company conducts business), the immediate right to convert such units to common stock in the Company and sell the common stock, and (c) three years of continuing coverage under group health plans. Each executive’s employment agreement also provides that, during the term of his employment and for 12 months thereafter, he will not engage in the business that competes with us or provide any services to any other company that does so, he will not engage in the business that competes with us or provide any services to any other company that does so, he will not solicit or hire any of our employees, and he will not interfere with the Company’s relationship with any customer or client of the Company.

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Independent Auditors’ Fees and Services

The following summarizes the fees paid to KPMG LLP for the year ended December 31, 2004:

2004

Audit Fees (1)	$1,015,890
Audit-Related Fees (2)	115,710
Tax Fees (3)	52,240
All Other Fees	—

Total Fees	$1,183,840

(1)
“Audit fees” are the aggregate fees billed by KPMG LLP for professional services rendered in connection with the Company’s initial public offering (including but not limited to audits of the 2003 and 2002 consolidated financial statements of the Company’s predecessor, comfort letters, consents, review of unaudited interim financial statements of our predecessor, and review of the registration statements on Form S-11 and amendments thereto), and the audit of the Company’s and our predecessor’s financial statements for the year ended December 31, 2004.

(2)
“Audit-related fees” include fees relating to audits of unconsolidated joint ventures, and audits and limited reviews of unaudited financial information relating to statements of revenues and expenses for an acquired property.

(3)	“Tax fees” are fees related to tax advice and consultation relating to REIT compliance prior to our initial public offering.

No such fees were paid to KPMG LLP during the year ended December 31, 2003.

The Company’s Audit Committee is responsible for retaining and terminating the Company’s independent auditors (subject, if applicable, to stockholder ratification) and for approving the performance of any non-audit services by the independent auditors. In addition, the Audit Committee is responsible for reviewing and evaluating the qualifications, performance and independence of the lead partner of the independent auditors and for presenting its conclusions with respect to the independent auditors to the full Board.

Pre-Approval Policies and Procedures of our Audit Committee

The Audit Committee Charter provides that our Audit Committee must pre-approve all audit services and permissible non-audit services provided by our independent auditors, except for any de minimis non-audit services. Non-audit services are considered de minimis if (i) the aggregate amount of all such non-audit services constitutes less than 5% of the total amount of revenues we paid to our independent auditors during the fiscal year in which they are provided; (ii) we did not recognize such services at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to our Audit Committee’s attention and approved prior to the completion of the audit by our Audit Committee or any of its member(s) who has authority to give such approval. None of the fees reflected above were approved by our Audit Committee pursuant to this de minimis exception. Our Audit Committee may delegate to one or more of its members who is an independent director the authority to grant pre-approvals. All fees for services performed after the initial public offering were pre-approved by the Audit Committee.

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PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return assuming the investment of $100 on December 16, 2004 (and the reinvestment of dividends thereafter) in each of Feldman Mall Properties’ common stock, the S&P 500 Stock Index and the NAREIT All Equity REIT Index. The comparisons in the graph below are not intended to forecast the possible future performance of our stock.

Total Return Performance
Index Value
104
103
102
101
100
99
98
97
12/16/04
12/20/04
12/22/04
12/27/04
12/29/04
12/31/04
Feldman Mall Properties, Inc.
S&P 500*
NAREIT All Equity REIT Index

	Period Ending
Index	12/16/04	12/20/04	12/22/04	12/27/04	12/29/04	12/31/04

Feldman Mall Properties, Inc.	100.00	101.71	101.79	102.33	101.79	101.25
S&P 500*	100.00	99.29	100.56	100.18	100.91	100.78
NAREIT All Equity REIT Index	100.00	100.87	102.42	101.24	102.18	102.35

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005. Used with permission. All rights reserved. crsp.com.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information available to us as of April 13, 2005 with respect to any common stock of the Company or operating partnership units of Feldman Equities Operating Partnership LP owned by our continuing directors and executive officers, and any individual or group of stockholders known to be the beneficial owner of more than 5% of the issued and outstanding common stock. This table reflects options that are exercisable within 60 days of the date of this proxy statement. There are no other of our directors, nominees for director or executive officers who beneficially own common stock.

Name and Address of Beneficial Owner(1)	Common Stock Beneficially Owned		% of Basic Common Stock Outstanding	Operating Partnership Units Owned (14)		% of Common Stock If All OP Units Converted to Stock

Lawrence Feldman(2)	169,381		1.35%	966,456	(11)	8.03%
James C. Bourg(3)(11)	9,615		*	233,504		1.72%
Scott Jensen(3)	9,615		*	233,504		1.72%
Thomas Wirth(2)(10)	86,538	(10)	*	0		*
Jeffrey Erhart(3)(12)	8,077	(13)	*	160,000	(12)	1.19%
Lawrence S. Kaplan(4)	1,000		*	0		*
Bruce E. Moore(5)	1,000		*	0		*
Paul H. McDowell(6)	2,000		*	0		*
Teachers Insurance and Annuity Association of America(7)	1,950,000		15.53%	0		13.78%
RREEF America LLC(8)	1,560,700		12.43%	0		11.03%
All executive officers, directors and nominees for director as a group (8 persons)(9)	287,226		2.29%	1,873,536		13.29%

*	Less than 1.00%.
(1)
Except as otherwise indicated and subject to applicable community property laws and similar statutes, the person listed as the beneficial owner of shares has sole voting power and dispositive power with respect to the shares.

(2)	c/o Feldman Mall Properties, Inc., 1010 Northern Avenue, Suite 314, Great Neck, NY 11021.
(3)	c/o Feldman Mall Properties, Inc., 3225 North Central Avenue, Suite 1205, Phoenix, Arizona 85012.
(4)	1561 Dolington Rd., Yardley, PA 19067.
(5)	c/o Brandywine Financial Services Corp., 2 Pond’s Edge Drive - POB 500, Chadds Ford, PA 19397.
(6)	c/o Capital Lease Funding, Inc., 110 Maiden Lane, New York, NY 10005.
(7)	This information was obtained from Schedule 13G filed with the SEC on December 17, 2004. This stockholder’s address is 730 Third Avenue, New York, New York 10017.
(8)	This information was obtained from the stockholder whose address is in care of; Deutsche Bank AG, Taunusanlage 12 D-60325, Frankfurt am Main, Germany.
(9)
This group is composed of the five directors (Lawrence Feldman, James Bourg, Lawrence Kaplan, Bruce Moore and Paul McDowell) and the three executive officers who are not directors (Scott Jensen, Thomas Wirth, and Jeffrey Erhart).

(10)	Includes 76,923 shares of restricted stock that will vest over five years commencing January 2005, with the first vesting occurring January 1, 2006.
(11)
Includes operating partnership units of Feldman Equities Operating Partnership LP issued to Feldman Partners, LLC, an Arizona limited liability company (“Feldman Partners”), excluding that portion of such units attributable to Jeffrey Erhart’s ownership of an interest in Feldman Partners equivalent to 18,461 units in Feldman Equities Operating Partnership LP. Feldman Partners is controlled by Lawrence Feldman and, excluding the ownership interest of Jeffrey Erhart, owned by Lawrence Feldman and his brother, sisters, children, nieces and nephews.

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(12)
Jeffrey Erhart also holds a profits interest in Feldman Partners that may, depending on future profits of Feldman Partners, result in Jeffrey Erhart receiving additional operating partnership units in Feldman Equities Operating Partnership, LP from Lawrence Feldman’s membership interest in Feldman Partners. That profits interest is not reflected in the above table.

(13)	Includes 6,154 shares of restricted stock that will vest over two years commencing January 2005, with the first vesting occurring January 1, 2006.
(14)	The outstanding operating partnership units owned exclude any units that may be issued in connection with the Harrisburg earnout.

Certain Relationships and Related Transactions

Other Matters

When Are Stockholder Proposals Due for the 2006 Annual Meeting?

Stockholder proposals intended to be presented at the 2006 annual meeting must be sent in writing, by certified mail, return receipt requested, to us at our principal office, addressed to our Secretary, and must be received by us no later than December 9, 2005, for inclusion in the 2006 proxy materials.

Are there any other matters coming before the 2005 Annual Meeting?

Our management does not intend to bring any other matters before the Annual Meeting and knows of no other matters that are likely to come before the meeting. In the event any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxy in accordance with their best judgment on such matters.

The Company urges you to submit your vote on the accompanying proxy card by completing, signing, dating and returning it in the accompanying postage-paid return envelope at your earliest convenience, whether or not you presently plan to attend the meeting in person.

By Order of the Board of Directors

Jeffrey Erhart
Secretary
New York, New York
April 13, 2005

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ANNUAL MEETING OF STOCKHOLDERS OF

FELDMAN MALL PROPERTIES, INC.

May 26, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1.	Proposal to elect five directors to serve until the 2006 annual meeting of stockholders or until their successors are elected and duly qualified.
NOMINEES
	FOR ALL NOMINEES	Lawrence Feldman
James C. Bourg
Lawrence S. Kaplan
	WITHHOLD AUTHORITY FOR ALL NOMINEES	Bruce E. Moore
Paul H. McDowell

FOR ALL EXCEPT (See instructions below)

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the appointment of KPMG LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year 2005.

3.	In their discretion, upon such other business as may properly come before the meeting and any adjournments thereof.

This proxy, when properly executed, will be voted as directed. If this proxy is executed but no direction is indicated, this proxy will be voted FOR the proposal to elect Lawrence Feldman, James C. Bourg, Lawrence S. Kaplan, Bruce E. Moore and Paul H. McDowell as directors to serve until the 2006 annual meeting of stockholders or until their respective successors are elected and duly qualified, FOR the approval of the appointment of KPMG LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year 2005; and in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. The undersigned hereby revokes any proxy heretofore given with respect to such meeting.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

FELDMAN MALL PROPERTIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD May 26, 2005, the undersigned appoints Lawrence Feldman, James C. Bourg, Lawrence S. Kaplan, Bruce E. Moore and Paul H. McDowell, or any one of them, with full power of substitution, to attend the Annual Meeting of Stockholders of FELDMAN MALL PROPERTIES, INC. on May 26, 2005 (the "Annual Meeting"), and any adjournments thereof, on behalf of the undersigned and to vote all shares which the undersigned would be entitled to vote and to take all actions which the undersigned would be entitled to take if personally present upon the following matters set forth in the Notice of Annual Meeting and described more fully in the Proxy Statement:

(Continued and to be signed on the reverse side)